EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I, Gary Musselman, the Chief Executive Officer and Chief Financial Officer of The Resourcing Solutions Group, Inc. (the  "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

The Quarterly Report on Form 10-QSB for the Company for the period ended September 30, 2007 (the “Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 18, 2007

/s/ Gary Musselman
Gary Musselman, President, Chief Executive Officer and Chief Financial Officer